Delaware
Investments(SM)
---------------
A member of Lincoln Financial Group(R)


                                      Delaware Tax-Free North Dakota Fund




Tax-Exempt Income




                              [Tax-Exempt Artwork]


                                                      2001 ANNUAL REPORT

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------


TABLE OF CONTENTS
-----------------

Letter to Shareholders                                          1

Portfolio Management
Review                                                          3

Tax Bill Update                                                 5

New at Delaware                                                 6

Performance Summary                                             7

Financial Statements

  Statement of Net Assets                                       8

  Statement of Operations                                      10

  Statements of Changes in
  Net Assets                                                   11

  Financial Highlights                                         12

  Notes to Financial
  Statements                                                   15

  Report of Independent
  Auditors                                                     18

  Proxy Results                                                19


A Commitment to Our Investors

Experience
o Our seasoned investment professionals average 11 years experience, bringing a wealth of knowledge and expertise to our management team.
o We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
o We strive to deliver consistently good performance in all asset classes.
o We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service
o We are committed to providing the highest standards of client service.
o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.
o We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.
o We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware Management Company and its affiliates manage approximately $80 billion in assets as of September 30, 2001.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual Fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment adviser.

(C)Delaware Distributors, L.P.

Dear Shareholder


"IN CONTRAST TO THE
CORPORATE SECTOR,
STATE AND LOCAL
GOVERNMENT CREDIT
WORTH HAS NOT
WEAKENED IN 2001."

September 14, 2001

Recap of Events -- During the year ended August 31, 2001, the U.S. economy weakened considerably. Corporate profits fell throughout much of the year, contributing to disappointing performance for U.S. stock indexes. In response to the economic slide, the Federal Reserve Board began an aggressive series of interest rate cuts in January 2001, reducing the much-monitored fed funds rate seven times for a cumulative three percentage point decrease.

The dim profit picture led to frequent credit downgrades for U.S. corporations throughout much of the year. As a result, investors seeking refuge in fixed-income investments often reached for securities with the highest credit ratings (Source: Moody's Investors Service). In contrast to the corporate sector, state and local government credit worth has not weakened (Source:
Moody's Investors Service). As a result, municipal bonds continued to perform well right through the summer of 2001, as they often appealed to investors seeking relative safety.

After a quiet start to 2001, in which supply remained scarce, new municipal bond issuance began rising on a national basis in late February 2001. Many states saw significant increases in new supply, which often bolstered municipal bond performance by creating greater bond selection and higher yields.

Delaware Tax-Free North Dakota Fund returned +6.94% (Class A shares at net asset value with dividends and distributions reinvested) during the fiscal year ended August 31, 2001. Performance trailed that of the Lipper Other States Municipal Debt Funds Average, which rose 8.91% for the same period. The Fund also trailed its benchmark, the Lehman Brothers Municipal Bond Index, which rose 10.19% during the same period.


Total Return
For the period ended August 31, 2001                         One Year
---------------------------------------------------------------------
Delaware Tax-Free North Dakota Fund -- Class A Shares         +6.94%
---------------------------------------------------------------------
Lipper Other States Municipal Debt Funds Average (89 funds)   +8.91%
---------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                         +10.19%
---------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all dividends and distributions. Performance information for all Fund classes and a description of the index can be found on page 7. The Lipper Other States Municipal Debt Funds Average represents the average return of a peer group of municipal bond funds with similar investment objectives tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Unlike U.S. Treasuries, the U.S. government does not guarantee the payment of principal and interest on municipal bonds.

As we noted recently in a separate mailing to shareholders, the Board of Trustees of the Delaware Investments Family of Funds decided to discontinue Delaware Tax-Free North Dakota Fund in its current form. On August 30, 2001, the Fund's shareholders approved a merger of the Fund's assets into Delaware Tax-Free USA Fund as of the market's close on October 5, 2001. Delaware Tax-Free USA Fund is a national municipal fund, which invests in tax-free bonds issued in multiple states. For more information about the Delaware Tax-Free USA Fund's investment objectives and tax ramifications, please consult the prospectus or contact your investment advisor.

Market Outlook -- We believe that municipal bonds can continue to perform well in the current environment. Given that the U.S. economy has not shown clear signs of recovery as of this writing, municipal bonds may continue to appear attractive to a wide array of investors. Continued economic weakness could create an environment that is conducive to strong total returns going forward.

In our last report, we mentioned that we expected the effects of a White House tax cut to have minimal impact on the outlook for the municipal bond markets, and that any changes would be slow in evolving. Given this year's tax legislation, we believe this turned out to be the right call, but we do encourage investors to contact their tax advisors about their personal tax situations.

We believe that municipal bond funds continue to be important investment vehicles which can provide diversification and tax-advantaged investing.* Thank you for your continued commitment to Delaware Investments.

Sincerely,

/s/ Charles E. Haldeman, Jr.              /s/ David K. Downes
------------------------------------      --------------------------------------
Charles E. Haldeman, Jr.                  David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

*A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

PORTFOLIO MANAGEMENT REVIEW
---------------------------

Patrick P. Coyne
Senior Portfolio Manager

Mitchell L. Conery
Senior Portfolio Manager

September 14, 2001

"THE MUNICIPAL MARKET'S
OVERALL CREDIT QUALITY
REMAINED HEALTHY."



The Fund's Results
Municipal bond markets encountered two very different sets of conditions during our fiscal year. For the first four months of the reporting period, interest rates remained steady following the six interest rate hikes engineered by the Federal Reserve in the previous year and a half. The rate increases of 1999 and early 2000 helped to slow the fast-growing U.S. economy and send the stock market on a downward track last autumn.

As the new calendar year opened in 2001, however, the Fed shifted its interest rate policy out of neutral. During the next eight months, the federal funds rate was cut from 6.5% to 3.5%. This was the fastest such decline since the early 1980s. But despite relatively low interest rates, the economy and stock market continued to perform sluggishly. In this environment, many investors shunned stocks and opted instead for the tax-free income potential of municipal bonds. For the first time in several years, municipal bond prices rallied to 12-month highs by the end of August and pushed bond yields to 12-month lows (as yields move in the opposite direction of prices).

During our fiscal year, both supply and demand for municipal investments were relatively strong. National municipal bond supply during the first eight months of 2001 was 39% greater than the previous year (Source: Thomson Municipals Group). Likewise, demand for municipal investments -- and their potential tax benefits -- was much increased. The Investment Company Institute, for example, reported that investors in tax-free municipal funds added more than $7 billion in new money during the first seven months of 2001, compared to outflows of $13 billion during the same time period last year. Demand was especially strong for municipal bonds with shorter maturities, as risk-averse investors became attracted to lower-volatility securities. As of August 31, 2001, the yield differential between comparable two- and 30-year tax-exempt insured revenue bonds was 2.29% -- considered to be a wide margin.

The municipal market's overall credit quality remained healthy. According to bond-rating agency Standard & Poor's, 247 municipal bond issuers had their credit rating upgraded during the second quarter of 2001, while just 113 were downgraded. By the end of June 2001, municipal credit upgrades had exceeded downgrades for the 23rd consecutive calendar quarter.

Delaware Tax-Free
North Dakota Fund
Portfolio Characteristics

As of August 31, 2001
----------------------------------------------------------------------------
Current 30-Day SEC Yield*                                              3.54%
----------------------------------------------------------------------------
Average Credit Quality                                                     A
----------------------------------------------------------------------------
Average Effective Duration**                                      4.30 years
----------------------------------------------------------------------------
Average Effective Maturity***                                     6.65 years
----------------------------------------------------------------------------

   *For Class A shares measured according to Securities and Exchange Commission
    (SEC) guidelines. Current 30-day SEC yield as of August 31, 2001 for both Class B and Class C shares was 2.93%.
  **Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.
 ***Average Effective Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.

Portfolio Highlights
For the year ended August 31, 2001, Delaware Tax-Free North Dakota Fund returned +6.94% (Class A shares at net asset value with dividends and distributions reinvested). This compares unfavorably to its peer funds' average performance, as measured by the Lipper Other States Municipal Debt Funds Average, which rose 8.91% during the same time frame. This weaker-than-average performance could be attributed in part to the Fund having a shorter duration than many of its peers. Duration is an indicator of a bond or bond fund's sensitivity to changes in interest rates. The longer the duration, the more sensitive a bond or bond fund is to changes in interest rates.

During the 12-month fiscal period ended August 31, 2001, the Fund's duration fell from 6.80 years to 4.30 years. The Fund's credit quality increased during the period, with the portion of the portfolio invested in AAA-rated bonds increasing by 8% and the portion invested in non-rated bonds declining by the same amount.

Outlook
We think that the municipal bond market continues to offer excellent investment opportunities given the current state of the economy.

The Federal Reserve has responded quickly to the economic slowdown, and we now may be close to the end of the cycle of short-term interest rate cuts. However, we believe that municipal markets can continue to provide strong performance as we begin our new fiscal year. As always, we believe that tax-free markets offer tremendous opportunities for diversification and tax advantages for investors of all shapes and sizes.*

*A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

TAX BILL UPDATE
---------------

New Tax Legislation in 2001 has reduced marginal income tax rates for U.S. taxpayers (see schedule below). We believe it is unlikely that these changes in tax rates will significantly influence behavior among municipal investors and that investors will continue to look to municipal bonds and municipal bond funds as a source of tax-free income.

Calendar Year              Former 28% rate    Former 31% rate     Former 36% rate     Former 39.6% rate
-------------------------------------------------------------------------------------------------------
2001                           27.5%                30.5%               35.5%               39.1%
-------------------------------------------------------------------------------------------------------
2002-2003                      27.0%                30.0%               35.0%               38.6%
-------------------------------------------------------------------------------------------------------
2004-2005                      26.0%                29.0%               34.0%               37.6%
-------------------------------------------------------------------------------------------------------
2006 and later                 25.0%                28.0%               33.0%               35.0%
-------------------------------------------------------------------------------------------------------

Subsequent to marginal tax rate changes of the recent past (1982, 1986, 1988, and 1994), there was little evident effect on relative bond yields (Source:
Salomon Smith Barney). The current tax legislation is being phased in, suggesting that consequences for municipal investors may be negligible.

One notable change in the new tax law, however, is the increase in the exemption for the alternative minimum tax (AMT). According to projections by the Congressional Joint Committee on Taxation, the number of individuals affected by the AMT could increase significantly, from 1.4 million this year to 35.5 million in 2010. Many tax advisors currently suggest that, barring further legislation, this year's tax relief would cause many more middle- and upper-income taxpayers to become responsible for paying the AMT in the years ahead. We encourage investors to consult their tax advisors about their particular tax situations, and how they might be affected by current tax law. For a more complete discussion of your Fund's dividends, distributions, and taxes, please consult the prospectus.

30-year AAA-rated Municipal Bonds
Tax-Equivalent Yields
As of August 31, 2001

[chart omitted]

                         Income               Tax-equivalent
                       Tax Bracket                Yield
                       -----------            --------------
                           15%                     6.01%
                           27.5%                   7.05%
                           30.5%                   7.35%
                           35.5%                   7.92%
                           39.1%                   8.39%

As of August 31, 2001, the yield on 30-year AAA-rated municipal bonds nationally was 5.11% (Source: Bloomberg). The chart shows what the equivalent yield would be on a taxable investment for investors in each tax bracket.*

*Principal and interest of municipal bonds, unlike U.S. Treasury securities, are not guaranteed by the U.S. government. The above illustration is not intended to represent the yield of any mutual fund from Delaware Investments.

TAX PREPARATION MADE EASY...

NEW AT DELAWARE
---------------

Delaware Investments Offers Shareholders Intuit's Instant Data Entry Feature
Tax season is just around the corner. If you use Quicken(R) TurboTax(R) to prepare your taxes, this year you can make tax preparation even easier. Delaware Investments has joined TurboTax Connect to offer shareholders Intuit's Instant Data Entry.

The Instant Data Entry feature helps taxpayers complete their tax forms by quickly, securely and accurately retrieving common tax information - dividends and transactions - from Delaware Investments and instantly entering that information in the correct forms in TurboTax. The Instant Data Entry feature is included in all individual 1040 versions of TurboTax.

To use Instant Data Entry, you must be registered for Delaware's online Account Access feature. Account Access is a password-protected area of the Delaware Investments web site that gives shareholders access to their account information and allows them to perform account transactions in a secure environment.

For more information or to register for Account Access, contact our Shareholder Service Center at 800 523-1918. Shareholder representatives are available to assist you from 8:00 a.m. to 8:00 p.m., Eastern Time, Monday through Friday. You can also register for Delaware's online Account Access by visiting our web site at www.delawareinvestments.com.

Start planning now for the upcoming tax season!

FUND BASICS
-----------
As of August 31, 2001

Fund Objective
The Fund seeks as high a level of current income exempt from federal income tax and from the North Dakota state personal income tax, as is consistent with preservation of capital.

Total Fund Net Assets
$21.5 million

Number of Holdings
24

Fund Start Date
April 1, 1991

Your Fund Managers
Patrick P. Coyne received a bachelor's degree from Harvard University and a MBA in finance from the University of Pennsylvania's Wharton School. He began his career with Kidder, Peabody & Co., where he managed the firm's trading desk for four years. He joined Delaware Investments' fixed-income department in 1990.

Mitchell L. Conery received a bachelor's degree from Boston University and a MBA in finance from the State University of New York at Albany. Prior to joining Delaware Investments in 1997, he served as an investment officer with the Travelers Group. Before that, he held positions at CS First Boston Corporation, MBIA Corporation, Thomas McKinnon Securities, Ovest Financial Services, and Merrill Lynch.

Nasdaq Symbols
Class A   VNDTX
Class B   DVTDX
Class C   DVFDX


DELAWARE TAX-FREE NORTH DAKOTA
FUND PERFORMANCE
----------------

Growth of a $10,000 Investment
August 31, 1991 through August 31, 2001

[chart omitted]

             Delaware Tax-Free North Dakota    Lehman Brothers Municipal
                Fund -- Class A Shares              Bond Index
Aug '91             $ 9,622.00                      $10,000.00
Aug '92             $10,577.00                      $11,092.00
Aug '93             $12,050.00                      $12,473.00
Aug '94             $11,919.00                      $12,490.00
Aug '95             $12,890.00                      $13,598.00
Aug '96             $13,631.00                      $14,310.00
Aug '97             $14,875.00                      $15,632.00
Aug '98             $16,121.00                      $16,985.00
Aug '99             $16,054.00                      $17,078.00
Aug '00             $16,627.00                      $18,227.00
Aug '01             $17,788.00                      $20,088.00

Chart assumes $10,000 invested on August 31, 1991 and includes the effect of a 3.75% front-end sales charge and the reinvestment of all dividends and distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each successive month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Average Annual Total Returns
Through August 31, 2001           Lifetime   10 Years    Five Years  One Year
-------------------------------------------------------------------------------
Class A (Est. 4/1/91)
   Excluding Sales Charge         +6.57%      +6.36%       +5.47%      +6.94%
   Including Sales Charge         +6.18%      +5.95%       +4.66%      +2.98%
-------------------------------------------------------------------------------
Class B (Est. 5/10/94)
   Excluding Sales Charge         +5.49%                   +4.75%      +6.14%
   Including Sales Charge         +5.49%                   +4.41%      +2.14%
-------------------------------------------------------------------------------
Class C (Est. 7/29/95)
   Excluding Sales Charge         +4.80%                   +4.65%      +6.25%
   Including Sales Charge         +4.80%                   +4.65%      +5.25%
-------------------------------------------------------------------------------
Returns reflect the reinvestment of dividends and distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of up to 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free North Dakota Fund during the periods included in the lifetime, 10-year, and five-year total return numbers shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Statement of Net Assets

DELAWARE TAX-FREE NORTH DAKOTA FUND

                                                        Principal       Market
August 31, 2001                                           Amount         Value
--------------------------------------------------------------------------------
 Municipal Bonds - 91.46%
 General Obligation Bonds - 7.14%
 Puerto Rico Commonwealth Refunding
   Public Improvement 5.125% 7/1/30 (FSA) ..........   $1,500,000     $1,536,225
                                                                      ----------
                                                                       1,536,225
                                                                      ----------
 Higher Education Revenue Bonds - 3.66%
 North Dakota State University Housing and
   Auxiliary Facility (Agriculture & Applied
   Science University)
   6.30% 4/1/07 ....................................      250,000        262,498
   6.50% 4/1/12 ....................................      500,000        524,945
                                                                      ----------
                                                                         787,443
                                                                      ----------
 Hospital Revenue Bonds - 29.97%
 Cando, ND Nursing Facility Revenue
   (Towner County Medical Center Project)
   7.125% 8/1/22 ...................................    1,000,000      1,020,150
 Carrington, ND Health Facility
   Revenue (Carrington Health-Center)
   6.25% 11/15/15 ..................................      500,000        518,005
 Cass County, ND Hospital Revenue
   (St. Luke's Hospital) 6.25% 11/15/14 ............    1,000,000      1,043,080
 Fargo, ND Hospital Facility (St. Luke's Hospital)
   Series 1992 6.50% 6/1/15 ........................    1,000,000      1,043,510
 Grand Forks, ND
   Senior Housing Revenue
   (4000 Valley Square Project)
   6.25% 12/1/34 ...................................    2,000,000      1,469,999
   Health Care System Revenue
   (Altru Health Systems Obligated Group)
   7.125% 8/15/24 ..................................    1,005,000      1,077,882
   Health Care Facilities (United Hospital
   Obligated Group) 6.25% 12/1/19 (MBIA) ...........      250,000        272,443
                                                                      ----------
                                                                       6,445,069
                                                                      ----------
 Housing Revenue Bonds - 28.05%
 Minot, ND Single Family Mortgage
   7.70% 8/1/10 ....................................       80,000         83,418

                                                        Principal       Market
                                                          Amount         Value
--------------------------------------------------------------------------------
 Municipal Bonds (continued)
 Housing Revenue Bonds (continued)
 North Dakota State Housing Finance Agency
   Single Family Home Mortgage Program
   6.25% 1/1/17 (AMT) ..............................   $1,910,000    $ 2,010,619
   Series A 6.30% 7/1/16 (AMT) .....................    1,585,000      1,668,244
   Series A 6.75% 7/1/12 (FHA/FMHA) ................      130,000        133,046
   Series E 6.30% 1/1/15 (FNMA) ....................      550,000        571,709
   Series A 6.95% 7/1/12 ...........................      205,000        209,713
   Revenue Multifamily
   6.15% 12/1/17 (FNMA) ............................    1,300,000      1,353,807
                                                                      ----------
                                                                       6,030,556
                                                                      ----------

 Miscellaneous Revenue Bonds - 7.45%
 North Dakota Building Authority Revenue
   6.10% 12/1/16 (FSA) .............................    1,480,000      1,600,842
                                                                      ----------
                                                                       1,600,842
                                                                      ----------

 Pollution Control Revenue Bonds - 8.05%
 Mercer County Pollution Control Revenue
   Refunding (Otter Tail Power Company
   Project Refunding) 6.90% 2/1/19 .................      500,000        511,600
   (Basin Electric Revenue Second Series)
   6.05% 1/1/19 (AMBAC) ............................    1,000,000      1,062,570
   (Montana/Dakota Utilities Company Project)
   6.65% 6/1/22 (FGIC) .............................      150,000        157,169
                                                                      ----------
                                                                       1,731,339
                                                                      ----------
+Pre-Refunded/Escrowed to Maturity - 1.19%
 Burleigh County, ND University Facilities
   Revenue (University of Mary Project)
   7.125% 12/1/11-01 ...............................      250,000        255,263
                                                                      ----------
                                                                         255,263
                                                                      ----------
 Territorial Revenue Bonds - 5.95%
 Puerto Rico Public Finance Corporation
   Commonwealth Appropriation Series A
   5.00% 8/1/21 (MBIA) .............................      230,000        235,575
 Puerto Rico Commonwealth Highway &
   Transportation Authority Highway
   Revenue Series Y 5.50% 7/1/26 ...................    1,000,000      1,043,550
                                                                      ----------
                                                                       1,279,125
                                                                      ----------
 Total Municipal Bonds
   (cost $19,210,671) ..............................                  19,665,862
                                                                      ----------

                                                         Number of      Market
Delaware Tax-Free North Dakota Fund                        Shares       Value
--------------------------------------------------------------------------------
Short-Term Investments - 4.65%
Dreyfus Tax Exempt Cash
   Management Fund .................................    1,000,000   $ 1,000,000
                                                                    -----------
Total Short-Term Investments
   (cost $1,000,000) ...............................                  1,000,000
                                                                    -----------

Total Market Value of Securities - 96.11%
   (cost $20,210,671) ..............................                 20,665,862

Receivables and Other Assets
   Net of Liabilities - 3.89% ......................                    835,555
                                                                    -----------

Net Assets Applicable to 1,987,024
   Shares Outstanding - 100.00% ....................                $21,501,417
                                                                    ===========

Net Asset Value - Delaware Tax-Free
   North Dakota Fund Class A
   ($20,082,105 / 1,855,865 Shares) ................                     $10.82
                                                                         ------

Net Asset Value - Delaware Tax-Free
   North Dakota Fund Class B
   ($1,072,356 / 99,084 Shares) ....................                     $10.82
                                                                         ------

Net Asset Value - Delaware
   Tax-Free North Dakota Fund
   Class C ($346,956 / 32,075 Shares) ..............                     $10.82
                                                                         ------

Components of Net Assets at August 31, 2001:
Shares of beneficial interest (unlimited
   authorization - no par) .........................                $21,090,299
Accumulated net realized loss
   on investments ..................................                    (44,073)
Net unrealized appreciation
   of investments ..................................                    455,191
                                                                    -----------
Total net assets ...................................                $21,501,417
                                                                    ===========
---------------
+For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

 Summary of Abbreviations:
 AMBAC - Insured by the AMBAC Indemnity Corporation
 AMT - Subject to Alternative Minimum Tax
 FGIC - Insured by the Financial Guaranty Insurance Company
 FHA - Insured by the Federal Housing Authority
 FHMA - Insured by the Farmers Home Administration
 FNMA - Insured by Fannie Mae
 FSA - Insured by Financial Security Assurance
 MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
   Delaware Tax-Free North Dakota Fund

Net asset value Class A (A) ........................                     $10.82
Sales charge (3.75% of offering price, or 3.88%
   of amount invested per share) (B) ...............                       0.42
                                                                         ------
Offering price .....................................                     $11.24
                                                                         ======
---------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

Statement of Operations

                                                                              Delaware Tax-Free
Year Ended August 31, 2001                                                    North Dakota Fund
-----------------------------------------------------------------------------------------------------
Investment Income:
Interest ..............................................................                  $1,368,131
                                                                                         ----------
Expenses:
Management fees .......................................................  $ 123,485
Distribution expense ..................................................     66,006
Dividend disbursing and transfer agent fees and expenses ..............     23,506
Accounting and administration .........................................      9,580
Trustees' fees ........................................................      4,467
Reports and statements to shareholders ................................      4,433
Custodian fees ........................................................      3,646
Professional fees .....................................................      3,032
Other .................................................................      3,570          241,725
                                                                         ---------
Less expenses paid indirectly .........................................                        (951)
                                                                                         ----------
Total expenses ........................................................                     240,774
                                                                                         ----------

Net Investment Income .................................................                   1,127,357
                                                                                         ----------

Net Realized and Unrealized Gain on Investments:
Net realized gain on investments ......................................                      35,683
Net change in unrealized appreciation/depreciation of investments .....                     330,333
                                                                                         ----------

Net Realized and Unrealized Gain on Investments .......................                     366,016
                                                                                         ----------

Net Increase in Net Assets Resulting from Operations ..................                  $1,493,373
                                                                                         ==========

Statements of Changes in Net Assets

                                                                                                 Delaware Tax-Free North Dakota Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Year Ended
                                                                                                        8/31/01            8/31/00
Increase (Decrease) in Net Assets from Operations:
Net investment income .........................................................................       $1,127,357         $1,327,314
Net realized gain (loss) on investments .......................................................           35,683            (33,235)
Net change in unrealized appreciation/depreciation of investments .............................          330,333           (490,273)
                                                                                                     ------------------------------
Net increase in net assets resulting from operations ..........................................        1,493,373            803,806
                                                                                                     ------------------------------

Dividends and Distributions to Shareholders from:
Net investment income:
   Class A ....................................................................................       (1,071,436)        (1,270,341)
   Class B ....................................................................................          (41,567)           (42,773)
   Class C ....................................................................................          (14,354)           (14,200)
                                                                                                     ------------------------------
                                                                                                      (1,127,357)        (1,327,314)
                                                                                                     ------------------------------
Capital Share Transactions:
Proceeds from shares sold:
   Class A ....................................................................................          602,482            306,580
   Class B ....................................................................................          206,083             82,402
   Class C ....................................................................................               --                 62

Net asset value of shares issued upon reinvestment of dividends and distributions:
   Class A ....................................................................................          661,601            777,635
   Class B ....................................................................................           22,613             23,626
   Class C ....................................................................................           14,463             14,095
                                                                                                     ------------------------------
                                                                                                       1,507,242          1,204,400
                                                                                                     ------------------------------
Cost of shares repurchased:
   Class A ....................................................................................       (4,258,000)        (4,884,665)
   Class B ....................................................................................          (83,638)          (224,582)
   Class C ....................................................................................               --             (3,990)
                                                                                                     ------------------------------
                                                                                                      (4,341,638)        (5,113,237)
                                                                                                     ------------------------------
Decrease in net assets derived from capital share transactions ................................       (2,834,396)        (3,908,837)
                                                                                                     ------------------------------

Net Decrease in Net Assets ....................................................................       (2,468,380)        (4,432,345)

Net Assets:
Beginning of period ...........................................................................       23,969,797         28,402,142
                                                                                                     ------------------------------
End of period .................................................................................      $21,501,417        $23,969,797
                                                                                                     ==============================

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                  Delaware Tax-Free North Dakota Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Eight
                                                                         Year Ended              Months Ended       Year Ended
                                                              8/31/01     8/31/00      8/31/99    8/31/98(1)  12/31/97(2)  12/31/96
Net asset value, beginning of period ......................   $10.640     $10.820      $11.440     $11.320      $10.880     $11.000

Income (loss) from investment operations:
  Net investment income ...................................     0.538       0.547        0.541       0.364        0.546       0.540
  Net realized and unrealized gain (loss)
    on investments ........................................     0.180      (0.180)      (0.578)      0.120        0.451      (0.130)
                                                              ---------------------------------------------------------------------
  Total from investment operations ........................     0.718       0.367       (0.037)      0.484        0.997       0.410
                                                              ---------------------------------------------------------------------

Less dividends and distributions from:
  Net investment income ...................................    (0.538)     (0.547)      (0.541)     (0.364)      (0.557)     (0.530)
  Net realized gain on investments ........................        --          --       (0.042)         --           --          --
                                                              ---------------------------------------------------------------------
  Total dividends and distributions .......................    (0.538)     (0.547)      (0.583)     (0.364)      (0.557)     (0.530)
                                                              ---------------------------------------------------------------------

Net asset value, end of period ............................   $10.820     $10.640      $10.820     $11.440      $11.320     $10.880
                                                              =====================================================================

Total return(3) ...........................................     6.94%       3.58%       (0.41%)      4.35%        9.43%       3.89%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................   $20,082     $22,733      $27,032     $30,496      $30,965     $33,713
  Ratio of expenses to average net assets .................     1.03%       1.04%        1.00%       1.00%        1.00%       0.88%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly .......     1.03%       1.04%        1.04%       1.15%        1.04%       1.08%
  Ratio of net investment income to average
    net assets ............................................     5.06%       5.19%        4.79%       4.82%        4.97%       5.01%
  Ratio of net investment income to average
    net assets prior to expense
    limitation and expenses paid indirectly ...............     5.06%       5.19%        4.75%       4.67%        4.93%       4.81%
  Portfolio turnover ......................................        8%          7%          28%         23%          41%         58%

-------------------
(1)  Ratios have been annualized and total return has not been annualized.
(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager for the years ended December 31, 1996 and 1997, for the period ended August 31, 1998 and for the year ended August 31, 1999.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                  Delaware Tax-Free North Dakota Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Eight
                                                                         Year Ended              Months Ended       Year Ended
                                                              8/31/01     8/31/00      8/31/99    8/31/98(1)  12/31/97(2)  12/31/96
Net asset value, beginning of period ......................   $10.640     $10.820      $11.440     $11.320      $10.880     $11.000

Income (loss) from investment operations:
  Net investment income ...................................     0.457       0.468        0.457       0.308        0.484       0.490
  Net realized and unrealized gain (loss)
    on investments ........................................     0.180      (0.180)      (0.578)      0.119        0.451      (0.130)
                                                              ---------------------------------------------------------------------
  Total from investment operations ........................     0.637       0.288       (0.121)      0.427        0.935       0.360
                                                              ---------------------------------------------------------------------

Less dividends and distributions from:
  Net investment income ...................................    (0.457)     (0.468)      (0.457)     (0.307)      (0.495)     (0.480)
  Net realized gain on investments ........................        --          --       (0.042)         --           --          --
                                                              ---------------------------------------------------------------------
  Total dividends and distributions .......................    (0.457)     (0.468)      (0.499)     (0.307)      (0.495)     (0.480)
                                                              ---------------------------------------------------------------------

Net asset value, end of period ............................   $10.820     $10.640      $10.820     $11.440      $11.320     $10.880
                                                              =====================================================================

Total return(3) ...........................................     6.14%       2.81%       (1.14%)      3.83%        8.82%       3.39%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................    $1,072        $910       $1,048        $980         $889        $700
  Ratio of expenses to average net assets .................     1.78%       1.79%        1.75%       1.75%        1.55%       1.36%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly .......     1.78%       1.79%        1.79%       1.90%        1.59%       1.83%
  Ratio of net investment income to average
    net assets ............................................     4.31%       4.44%        4.04%       4.07%        4.42%       4.52%
  Ratio of net investment income to average
    net assets prior to expense
    limitation and expenses paid indirectly ...............     4.31%       4.44%        4.00%       3.92%        4.38%       4.05%
  Portfolio turnover ......................................        8%          7%          28%         23%          41%         58%

-------------------
(1)  Ratios have been annualized and total return has not been annualized.
(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager for the years ended December 31, 1996 and 1997, for the period ended August 31, 1998 and for the year ended August 31, 1999.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                    Delaware Tax-Free North Dakota Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Eight
                                                                         Year Ended              Months Ended       Year Ended
                                                              8/31/01     8/31/00      8/31/99    8/31/98(1)  12/31/97(2)  12/31/96
Net asset value, beginning of period ......................   $10.630     $10.810      $11.430     $11.320      $10.870     $11.000

Income (loss) from investment operations:
  Net investment income ...................................     0.458       0.466        0.456       0.307        0.441       0.440
  Net realized and unrealized gain (loss)
    on investments ........................................     0.190      (0.180)      (0.578)      0.110        0.468      (0.140)
                                                              ---------------------------------------------------------------------
  Total from investment operations ........................     0.648       0.286       (0.122)      0.417        0.909       0.300
                                                              ---------------------------------------------------------------------

Less dividends and distributions from:
  Net investment income ...................................    (0.458)     (0.466)      (0.456)     (0.307)      (0.459)     (0.430)
  Net realized gain on investments ........................        --          --       (0.042)         --           --          --
                                                              ---------------------------------------------------------------------
  Total dividends and distributions .......................    (0.458)     (0.466)      (0.498)     (0.307)      (0.459)     (0.430)
                                                              ---------------------------------------------------------------------

Net asset value, end of period ............................   $10.820     $10.630      $10.810     $11.430      $11.320     $10.870
                                                              =====================================================================

Total return(3) ...........................................     6.25%       2.79%       (1.15%)      3.74%        8.57%       2.81%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................      $347        $327         $322         $30          $41         $40
  Ratio of expenses to average net assets .................     1.78%       1.79%        1.75%       1.75%        1.87%       1.75%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly .......     1.78%       1.79%        1.79%       1.90%        1.91%       1.75%
  Ratio of net investment income to average
    net assets ............................................     4.31%       4.44%        4.04%       4.07%        4.10%       4.06%
  Ratio of net investment income to average
    net assets prior to expense
    limitation and expenses paid indirectly ...............     4.31%       4.44%        4.00%       3.92%        4.06%       4.06%
  Portfolio turnover ......................................        8%          7%          28%         23%          41%         58%

-------------------
(1)  Ratios have been annualized and total return has not been annualized.
(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager for the years ended December 31, 1996 and 1997, for the period ended August 31, 1998 and for the year ended August 31, 1999.

                             See accompanying notes

Notes to Financial Statements



August 31, 2001
--------------------------------------------------------------------------------
Voyageur Tax-Free Funds (the "Trust") is organized as a Delaware business trust and offers two series: Delaware Tax-Free Minnesota Fund and Delaware Tax-Free North Dakota Fund. These financial statements and the related notes pertain to the Delaware Tax-Free North Dakota Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 3.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months.

The investment objective of Delaware Tax-Free North Dakota Fund is to seek as high a level of current income exempt from federal income tax and North Dakota state personal income tax, as is consistent with preservation of capital.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments is allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

--------------------------------------------------------------------------------
Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premiums are amortized to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a Revised Version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize all premiums and discounts on fixed income securities. The Fund does not amortize market discounts currently on fixed income securities, but recognizes such discount at disposition in compliance with the Internal Revenue Code. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of such discounts. The adjustment will effectively be a reclassification between net investment income and net unrealized appreciation (depreciation) of securities and therefore will not impact total net assets or the net asset value per share of each Fund. Additionally, the above adjustment will have no impact on the Fund's distributions which are determined in accordance with federal income tax regulations.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $517 for the year ended August 31, 2001. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended August 31, 2001 were approximately $434. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

--------------------------------------------------------------------------------
2. Investment Management, Administration Agreements and Other
   Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1.5 billion and 0.425% on the average daily net assets in excess of $2.5 billion.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administrative services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares.

At August 31, 2001, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC ..............    $2,052
Dividend disbursing, transfer agent fees,
   accounting and other expenses payable to DSC .......     1,893
Other expenses payable to DMC and affiliates ..........     6,196

For the year ended August 31, 2001, DDLP earned $1,932 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the year ended August 31, 2001, the Fund made purchases of $1,711,720 and sales of $6,090,244 of investment securities other than short-term investments.

At August 31, 2001, the cost of investments for federal income tax purposes was $20,210,671. At August 31, 2001, net unrealized appreciation was $455,191, of which $985,191 related to unrealized appreciation of investments and $530,000 related to unrealized depreciation of investments. The Fund had accumulated capital losses as of August 31, 2001 of $43,755, which may be carried forward and applied against future capital gains. Such capital loss carry forwards expire as follows: 2008 -- $16,837; 2009 -- $26,918.

--------------------------------------------------------------------------------
4. Capital Shares
Transactions in capital shares were as follows:

                                                               Year Ended
                                                          8/30/01     8/30/00

Shares sold:
  Class A .....................................            56,443      29,223
  Class B .....................................            19,297       7,826
  Class C .....................................                --           6

Shares issued upon reinvestment of dividends
  and distributions:
  Class A .....................................            62,102      74,060
  Class B .....................................             2,121       2,250
  Class C .....................................             1,358       1,343
                                                          -------     -------
                                                          141,321     114,708
                                                          -------     -------

Shares repurchased:
  Class A .....................................          (400,060)   (464,951)
  Class B .....................................            (7,890)    (21,452)
  Class C .....................................                --        (376)
                                                          -------     -------
                                                         (407,950)   (486,779)
                                                          -------     -------
  Net decrease ................................          (266,629)   (372,071)
                                                          =======     =======

5. Lines of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one-third of their net assets under the agreement. The Fund had no amounts outstanding as of August 31, 2001 or at any time during the year.

6.  Credit and Market Risks
The Fund concentrates its investments in securities issued by municipalities of North Dakota. The value of these investments may be adversely affected by new legislation within North Dakota, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statement of Net Assets.

--------------------------------------------------------------------------------
7. Fund Reorganization (Unaudited)
Effective October 8, 2001, the Delaware Tax-Free USA Fund acquired all of the assets and assumed all of the liabilities of the Delaware Tax-Free North Dakota Fund, pursuant to the Agreement and Plan of Reorganization dated October 5, 2001 and approved by Delaware Tax-Free North Dakota Fund shareholders on August 30, 2001. The shareholders of the Delaware Tax-Free North Dakota Fund received shares of Delaware Tax-Free USA Fund equal to the aggregate net asset value of their shares in Delaware Tax-Free North Dakota Fund prior to the reorganization based on the net asset value per share of the Delaware Tax-Free USA Fund. The reorganization was treated as a non-taxable event for federal income tax purposes and accordingly the Delaware Tax-Free USA Fund's basis in the securities acquired reflected the historical cost basis of such securities as of the date of transfer.

8. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended August 31, 2001, the Fund designates distributions paid during the year as follows:

          (A)                             (B)                        (C)
   Long-Term Capital                Ordinary Income               Tax-Exempt
   Gains Distributions              Distributions               Distributions
      (Tax Basis)                    (Tax Basis)                 (Tax Basis)
   -------------------              ---------------             -------------
           --                             --                         100%

(A), (B) and (C) are based on a percentage of the Fund's total distributions.

Report of Independent Auditors




--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Voyageur Tax Free Funds -- Delaware Tax-Free North Dakota Fund

We have audited the accompanying statement of net assets of Delaware Tax-Free North Dakota Fund (the "Fund") as of August 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented from January 1, 1997 through August 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1996 were audited by other auditors whose report thereon dated February 14, 1997 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Tax-Free North Dakota Fund at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented from January 1, 1997 through August 31, 2001, in conformity with accounting principles generally accepted in the United States.




                                                        /s/ Ernst & Young LLP
                                                        ----------------------


Philadelphia, Pennsylvania
October 8, 2001

Proxy Results (Unaudited)



--------------------------------------------------------------------------------
The Delaware Tax-Free North Dakota Fund shareholders voted on the following proposal at a special meeting of shareholders on August 30, 2001. The description of the proposal and the number of shares voted are as follows:

To approve a Plan of Reorganization by Voyageur Tax Free Funds, on behalf of its series, Delaware Tax-Free North Dakota Fund (the "North Dakota Fund"), and Delaware Group Tax-Free Fund, on behalf of its series, Delaware Tax-Free USA Fund (the "USA Fund"), that provides for the acquisition of substantially all of the assets, subject to the liabilities, of the North Dakota Fund in exchange for shares of the USA Fund, the distribution of such shares to the shareholders of the North Dakota Fund, and the complete liquidation and dissolution of the North Dakota Fund.

               FOR                 AGAINST                 ABSTAIN
          -------------          -----------             ----------
          1,031,221.901          274,264.145             70,300.969

DELAWARE INVESTMENTS FAMILY OF FUNDS

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Growth of Capital
   o  Technology and Innovation
        Fund
   o  American Services Fund
   o  Select Growth Fund
   o  Trend Fund
   o  Growth Opportunities Fund
   o  Small Cap Growth Fund
   o  Small Cap Value Fund
   o  U.S. Growth Fund
   o  Social Awareness Fund
   o  Core Equity Fund**

Total Return
   o  Devon Fund
   o  Growth and Income Fund
   o  Decatur Equity
        Income Fund
   o  REIT Fund
   o  Balanced Fund

International and Global
   o  Emerging Markets Fund
   o  International Value
        Equity Fund***
   o  International Small Cap
        Value Fund

Current Income
   o Delchester Fund
   o High-Yield
       Opportunities Fund
   o Strategic Income Fund
   o Corporate Bond Fund
   o Extended Duration
       Bond Fund
   o American Government
       Bond Fund
   o Limited-Term
       Government Fund

Tax-Exempt Income
   o National High-Yield
       Municipal Bond Fund
   o Tax-Free USA Fund
   o Tax-Free Insured Fund
   o Tax-Free USA Intermediate Fund
   o State Tax-Free Funds*

Stability of Principal
   o  Cash Reserve Fund
   o  Tax-Free Money Fund

Asset Allocation
   o  Foundation Funds
        Growth Portfolio
        Balanced Portfolio
        Income Portfolio


  *Available for the following states: Arizona, California, Colorado, Florida,
   Idaho, Minnesota, Missouri, New York, North Dakota+, Oregon, and Pennsylvania. Insured and intermediate bond funds are available in selected states.

 **Formerly Growth Stock Fund

***Formerly International Equity Fund

  +Closed to new investors effective April 23, 2001.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


For Shareholders
800 523-1918

For Securities Dealers
800 362-7500

For Financial Institutions
Representatives Only
800 659-2265

www.delawareinvestments.com

This annual report is for the information of Delaware Tax-Free North Dakota Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free North Dakota Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


------------------------------------------------------------------------------------------------------------------------------------
BOARD OF TRUSTEES                              AFFILIATED OFFICERS                              Investment Manager
                                               Charles E. Haldeman, Jr.                         Delaware Management Company
Walter P. Babich                               Chairman                                         Philadelphia, PA
Board Chairman                                 Delaware Investments Family of Funds
Citadel Constructors, Inc.                     Philadelphia, PA                                 International Affiliate
King of Prussia, PA                                                                             Delaware International Advisers Ltd.
                                               William E. Dodge                                 London, England
David K. Downes                                Executive Vice President and
President and Chief Executive Officer          Chief Investment Officer, Equity                 National Distributor
Delaware Investments Family of Funds           Delaware Investments Family of Funds             Delaware Distributors, L.P.
Philadelphia, PA                               Philadelphia, PA                                 Philadelphia, PA

John H. Durham                                 Jude T. Driscoll                                 Shareholder Servicing, Dividend
Private Investor                               Executive Vice President and                     Disbursing and Transfer Agent
Gwynedd Valley, PA                             Head of Fixed Income                             Delaware Service Company, Inc.
                                               Delaware Investments Family of Funds             Philadelphia, PA
Anthony D. Knerr                               Philadelphia, PA
Consultant                                                                                      2005 Market Street
Anthony Knerr & Associates                     Richard J. Flannery                              Philadelphia, PA 19103-7057
New York, NY                                   President and Chief Executive Officer
                                               Delaware Distributors, L.P.
Ann R. Leven                                   Philadelphia, PA
Former Treasurer
National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN



(5106)                                                        Printed in the USA
AR-376 [08/01] CG 10/01                                                    J7463